EXHIBIT 10(iii)

                ASSIGNMENT AND CONVEYANCE OF BENEFICIAL INTEREST


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                ASSIGNMENT AND CONVEYANCE OF BENEFICIAL INTEREST

I, DR. RHYS MICHAEL CULLEN, hereby acknowledge that I have assigned and conveyed my entire beneficial interest in two (2) shares of Kavil University Limited stock to cyberuni.org, inc. ("Cyberuni") for $5,000 United States dollars.

                                      /s/ Rhys Cullen
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                                      Rhys Cullen




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